UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 27, 2025

IRADIMED CORPORATION

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-36534	73-1408526
(Commission File Number)	(IRS Employer Identification No.)

12705 Ingenuity Drive, Orlando, Florida	32826
(Address of principal executive offices)	(Zip Code)

(407) 677-8022

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol	Name of each exchange on which registered:
Common stock, par value $0.0001	IRMD	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. □

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Anthony Vuoto Retirement

On August 27, 2025, Anthony Vuoto provided notice of his retirement from his position as a director of the board of directors (the “Board”) of Iradimed Corporation, a Delaware corporation (the “Company”), and as member of the Audit Committee of the Board (the “Audit Committee”) and the chairman of the Compensation Committee of the Board (the “Compensation Committee”) to the Board, effective immediately. Mr. Vuoto retired for personal reasons and did not retire as a result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Joe Kiani Appointment

Following Mr. Vuoto’s retirement, on September 2, 2025, the Board appointed Joe Kiani as a director to fill the vacancy on the Board, effective immediately. Mr. Kiani will serve as a member of the Audit Committee and the chairman of the Compensation Committee. As a result of Mr. Kiani’s appointment following Mr. Vuoto’s retirement, the size of the Board will remain at five directors.

The Board has determined that Mr. Kiani qualifies as an independent director as defined in the Nasdaq Listing Rules (the “Nasdaq Rules”) and the rules and regulations of the U.S. Securities and Exchange Commission (the “SEC”). The Board has also determined that he is financially literate within the meaning of the Nasdaq Rules. There are no arrangements or understandings between Mr. Kiani and any other person pursuant to which he was appointed as a director. There are no transactions in which Mr. Kiani has an interest requiring disclosure under Item 404(a) of Regulation S-K.

Mr. Kiani will receive the same compensation pro rata as the Company’s other non-employee directors as described under “Director Compensation” in the Company’s definitive proxy statement for the 2025 Annual Meeting of Stockholders filed with the SEC on April 30, 2025.

Item 7.01 Regulation FD Disclosure.

On September 2, 2025, the Company issued a press release announcing the Board changes described in Item 5.02 of this Current Report on Form 8-K (this “Current Report”). A copy of this press release is furnished with this Current Report as Exhibit 99.1 and incorporated herein by reference.

The information in this Item 7.01 and the related information in Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section and shall not be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise set forth by specific reference in such filing.

Item 9.01     Financial Statements and Exhibits.

(d)     Exhibits

Exhibit No.	Description
99.1	Press Release, dated September 2, 2025
104	Cover Page Interactive Data File (formatted in Inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IRADIMED CORPORATION

Date: September 2, 2025	By:	/s/ John Glenn
	Name:	John Glenn
	Title:	Chief Financial Officer